Other Investments	12 Months Ended
Mar. 31, 2025
Other Investments [Abstract]
OTHER INVESTMENTS
6	OTHER INVESTMENTS

	As of 31 March 2024	As of 31 March 2025
	USD’000	USD’000
Investment in financial assets measure at FVTPL	-	1,000

Investment in financial assets measured at fair value through profit or loss (FVTPL).

The company invested in a portfolio of quoted shares and bonds which are held for trading. The investments are measured at fair value, with any gains or losses arising from changes in fair value (including dividends received and interest received) are recognized in ‘Other gains and losses’ in profit or loss. Fair value of quoted instruments was determined by reference to the exchange quoted market price at the close of business on the reporting date. The fair value of quoted instruments of the Company was categorized at Level 1 in the fair value hierarchy. There is no transfer between levels in the fair value hierarchy during the financial year.

Sensitivity analysis of other investments

A changes of 5% in market price of the other investments, assuming all other variables constant, at the end of the reporting period would result in the profit net of tax of the company to be higher/(lower) by USD 50,000, arising as a result of higher/(lower) fair value gains on other investments classified at fair value through profit or loss.